Inspire Faithward Mid Cap Momentum ETF (formerly “Inspire Faithward Mid Cap Momentum ESG ETF”)
GLRY
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
October 14, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated October 14, 2022, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Inspire Faithward Mid Cap Momentum ETF (the “Fund”) seeks to outperform the results (before fees and expenses) of the broader U.S. midcap stock market when Momentum is in favor.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver and/or Expense Reimbursement(1)	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%
(1)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.80% of average daily net assets. This fee waiver and expense reimbursement is subject to possible recoupment from the Fund if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$303	$542	$1,228

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2021, the Fund’s portfolio turnover rate was 270% of the average value of its portfolio.

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Principal Investment Strategies: The Fund, an actively managed exchange traded fund (ETF), invests at least 80% of its net assets plus any borrowings for investment purposes in midcap stocks. Midcap stocks are defined as stocks of companies with market capitalizations between $3 billion and $13 billion that meet the Fund’s criteria described below.

The Fund’s investment adviser, Inspire Investing, LLC (the “Adviser”), utilizes a sub-adviser, SevenOneSeven Capital Management, LTD (the “Sub-Adviser”), to manage the assets of the Fund. The Adviser uses the proprietary Inspire Impact Score™ method of faith-based analysis to provide the acceptable investment universe available to the Sub-Adviser. The Sub-Adviser uses its proprietary system of technical analysis to select Fund investments from this investment universe and to manage the assets of the Fund. It seeks to invest Fund assets in stocks demonstrating momentum that the Sub-Adviser further deems to have high growth potential based on the company’s financial health, earnings trends, valuation, risk and relative strength. In adopting a momentum style of investing, the Fund seeks to invest in securities that have had better recent performance compared to their peers and upward price movements. Based on these factors, the Fund at any given time may have significant percentage of its assets invested in one or more sectors than other sectors.

The Inspire Impact Score® methodology, which was developed and is maintained by the Adviser, screens eligible portfolio securities daily by using faith based criteria designed to identify the most inspiring, biblically aligned companies in the world. The Inspire Impact Score® methodology assigns higher scores to companies operating as businesses of blessing with above average ratings than their industry peer groups, and lower scores to companies to the extent they are involved in activities like abortion, pornography and human trafficking that do not align with biblical values. The Adviser obtains data from multiple sources, including TrueValue Labs and Refinitiv/Thomson Reuters, as well as proprietary data from the Adviser’s research team. The Adviser relies exclusively on software that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores® to a company.

The Inspire Impact Score® methodology assigns negative scores to companies that have any degree of participation in the following activities or products that do not align with biblical values, which removes them from the eligible investment universe of securities of potential Fund investments. A score of zero is assigned to companies where no information is available about their participation in the following activities or products:

•	Abortifacients – Company produces abortifacient drugs. This category includes all pharmaceuticals used to terminate a pregnancy anytime from the moment of conception onward, including those labeled as “contraceptives” but which may cause a fertilized egg to be destroyed.
•	Abortion Philanthropy – Corporate guided philanthropy to organizations that advocate for or provide abortions (excludes employee matching programs.)
•	Abortion Legislation – Corporate sponsored political, legal or other activism that advocates for or provides abortions.
•	Abortion Procedures – Company offers abortion procedures as a service.
•	Alcohol – Company produces or specifically distributes alcoholic beverages.
•	Cannabis Retail THC – Company produces or distributes retail cannabis products containing THC, the psychoactive component of cannabis.
•	Cannabis Cultivation/Processing – Company cultivates or process cannabis for retail or wholesale distribution.
•	Embryonic Stem Cell Research – Company is engaged directly or indirectly in embryonic stem cell research. This category includes companies which perform research on or produce products using embryonic stem cells, companies which provide embryonic stem cells to other entities and companies which utilize propagated stem cell lines which originally derived from embryonic stem cells.
•	Gambling – Company generates revenue from gambling. This category includes the operation of casinos or other gambling facilities, as well as manufacturing gambling machinery and or other gambling specific equipment.
•	Human Rights – Company has exploitative labor practices, working conditions or partnerships with exploitative supply partners, including unjust governmental entities and regimes.
•	In Vitro Fertilization – Company offers In Vitro Fertilization services or manufacture equipment to aid in such procedures.
•	LGBT Legislation – Corporate sponsored legal, political or other activism that advocates for the promotion and acceptance of the LGBT lifestyle.
•	LGBT Philanthropy – Corporate guided philanthropy to organizations that advocate for the promotion and acceptance of the LGBT lifestyle (excludes employee match programs).
•	LGBT Promotion – Company provides products or services designed specifically for the promotion and acceptance of the LGBT lifestyle, or otherwise uses corporate influence for the promotion and acceptance of the LGBT lifestyle.

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•	Pornography – Company produces or distributes pornography. This category includes all media types, such as film, print and online. Also included are companies that produce AO (Adult Only) rated video games which contain pornographic content.
•	State Owned Enterprise – Company is owned and controlled by a Nation State or government that is a known human rights violator, including situations where the State has veto power, or a “golden share” is owned by the State or State controlled agency.
•	Tobacco – Company derives revenue from growing, manufacture or distribution of tobacco products.

The Inspire Impact Score® methodology scores the remaining universe of securities based on the company’s track record of acting in alignment with biblical values across the following categories:

•	Access & Affordability: The category addresses a company’s ability to ensure broad access to its products and services, specifically in the context of underserved markets and/or population groups. It includes the management of issues related to universal needs, such as the accessibility and affordability of health care, financial services, utilities, education, and telecommunications.
•	Air Quality: The category addresses a company’s management of air quality impacts resulting from stationary (e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes). Relevant airborne pollutants include, but are not limited to, oxides of nitrogen, oxides of sulfur, volatile organic compounds, heavy metals, particulate matter, and chlorofluorocarbons. The category does not include the management of greenhouse gas emissions, which are addressed in a separate category.
•	Business Ethics: The category addresses a company’s approach to managing risks and opportunities surrounding the ethical conduct of business, including fraud, corruption, bribery and facilitation payments, fiduciary responsibilities, and other business conduct that may have an ethical component. This includes sensitivity to business norms and standards as they shift over time, jurisdiction, and culture without compromising biblical values. It addresses the company’s ability to provide services that satisfy the highest professional and ethical standards of the industry, which means to avoid conflicts of interest, misrepresentation, bias, and negligence through training employees adequately and implementing policies and procedures to ensure employees provide services free from bias and error.
•	Business Model Resilience: The category addresses a company’s capacity to manage risks and opportunities associated with incorporating social, environmental, and political transitions into its long-term business model planning without compromising biblical values. This includes responsiveness to the transition to a low-carbon and climate-constrained economy, as well as growth and creation of new markets among unserved and underserved socio-economic populations. The category identifies industries in which evolving environmental and social realities may challenge companies to fundamentally adapt or may put their business models at risk.
•	Competitive Behavior: The category covers social issues associated with the existence of monopolies, which may include, but are not limited to, excessive prices, poor quality of service, and inefficiencies. It addresses a company’s management of issues related to bargaining power, collusion, price fixing or manipulation, protection of patents and intellectual property, and other anti-competitive practices.
•	Critical Incident Risk Management: The category addresses the company’s use of management systems and scenario planning to identify, understand, and prevent or minimize the occurrence of accidents and emergencies with significant potential environmental and social consequences. It relates to the culture of safety at a company, its relevant safety management systems and technological controls, the potential human, environmental, and social implications of such events occurring, and the long-term effects to an organization, its workers, and society should these events occur.
•	Customer Privacy: The category addresses management of risks related to the use of personally identifiable information and other customer or user data for secondary purposes including. but not limited to. marketing through affiliates and non-affiliates. The scope of the category includes social issues that may arise from a company’s approach to collecting data, obtaining consent (e.g., opt-in policies), managing user and customer expectations regarding how their data is used, and managing evolving regulation. It excludes social issues arising from cybersecurity risks, which are covered in Data Security.
•	Customer Welfare: The category addresses customer welfare concerns over issues including, but not limited to, health and nutrition of foods and beverages, antibiotic use in animal production, and management of controlled substances. The category addresses the company’s ability to provide consumers with manufactured products and services that are aligned with societal expectations. It does not include issues directly related to quality and safety malfunctions of manufactured products and services, but instead addresses qualities inherent to the design and delivery of products and services where customer welfare may be in question. The scope of the category also captures companies’ ability to prevent counterfeit products.
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•	Data Security: The category addresses management of risks related to collection, retention, and use of sensitive, confidential, and/or proprietary customer or user data. It includes social issues that may arise from incidents such as data breaches in which personally identifiable information and other user or customer data may be exposed. It addresses a company’s strategy, policies, and practices related to IT infrastructure, staff training, record keeping, cooperation with law enforcement, and other mechanisms used to ensure security of customer or user data.
•	Ecological Impacts: The category addresses management of the company’s impacts on ecosystems and biodiversity through activities including, but not limited to, land use for exploration, natural resource extraction, and cultivation, as well as project development, construction, and siting. The impacts include, but are not limited to, biodiversity loss, habitat destruction, and deforestation at all stages, planning, land acquisition, permitting, development, operations, and site remediation. The category does not cover impacts of climate change on ecosystems and biodiversity.
•	Employee Engagement, Diversity & Inclusion: The category addresses a company’s ability to ensure that its culture and hiring and promotion practices embrace the building of a diverse and inclusive workforce that reflects the makeup of local talent pools and its customer base in alignment with biblical values. It addresses the issues of discriminatory practices on the basis of race, gender, ethnicity, religion, and other factors.
•	Employee Health & Safety: The category addresses a company’s ability to create and maintain a safe and healthy workplace environment that is free of injuries, fatalities, and illness (both chronic and acute). It is traditionally accomplished through implementing safety management plans, developing training requirements for employees and contractors, and conducting regular audits of their own practices as well as those of their subcontractors. The category further captures how companies ensure physical and mental health of workforce through technology, training, corporate culture, regulatory compliance, monitoring and testing, and personal protective equipment.
•	Energy Management: The category addresses environmental impacts associated with energy consumption. It addresses the company’s management of energy in manufacturing and/or for provision of products and services derived from utility providers (grid energy) not owned or controlled by the company. More specifically, it includes management of energy efficiency and intensity, energy mix, as well as grid reliance. Upstream (e.g., suppliers) and downstream (e.g., product use) energy use is not included in the scope.
•	GHG Emissions: The category addresses direct greenhouse gas (GHG) emissions that a company generates through its operations. This includes GHG emissions from stationary (e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes), whether a result of combustion of fuel or non-combusted direct releases during activities such as natural resource extraction, power generation, land use, or biogenic processes. The category further includes management of regulatory risks, environmental compliance, and reputational risks and opportunities, as they related to direct GHG emissions. The seven GHGs covered under the Kyoto Protocol are included within the category are carbon dioxide, methane , nitrous oxide, hydrofluorocarbons, perfluorocarbons, sulfur hexafluoride, and nitrogen trifluoride.
•	Human Rights & Community Relations: The category addresses management of the relationship between businesses and the communities in which they operate, including, but not limited to, management of direct and indirect impacts on core human rights and the treatment of indigenous peoples. More specifically, such management may cover socio-economic community impacts, community engagement, cultivation of local workforces, impact on local businesses, license to operate, and environmental/social impact assessments. The category does not include environmental impacts such as air pollution or waste which, although they may impact the health and safety of members of local communities, are addressed in separate categories.
•	Labor Practices: The category addresses the company’s ability to uphold commonly accepted labor standards in the workplace, including compliance with labor laws and internationally accepted norms and standards. This includes, but is not limited to, ensuring basic human rights related to child labor, forced or bonded labor, exploitative labor, fair wages and overtime pay, and other basic workers’ rights. It also includes minimum wage policies and provision of benefits, which may influence how a workforce is attracted, retained, and motivated. The category further addresses a company’s relationship with organized labor and freedom of association.
•	Management of the Legal & Regulatory Environment: The category addresses a company’s approach to engaging with regulators in cases where conflicting corporate and public interests may have the potential for long-term adverse direct or indirect environmental and social impacts. The category addresses a company’s level of reliance upon regulatory policy or monetary incentives (such as subsidies and taxes), actions to influence industry policy (such as through lobbying), overall reliance on a favorable regulatory environment for business competitiveness, and ability to comply with relevant regulations. It may relate to the alignment of management and investor views of regulatory engagement and compliance at large.
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•	Materials Sourcing & Efficiency: The category addresses issues related to the resilience of materials supply chains to environmental and social factors. It captures the impacts of such external factors on operational activity of suppliers, which can further affect availability and pricing of key resources. It addresses a company’s ability to manage these risks through product design, manufacturing, and end-of-life management, such as by using of recycled and renewable materials, reducing the use of key materials (dematerialization), maximizing resource efficiency in manufacturing, and making R&D investments in substitute materials. Additionally, companies can manage these issues by screening, selection, monitoring, and engagement with suppliers to ensure their resilience to external risks. It does not address issues associated with environmental and social impacts of individual suppliers’ operational activities, which is covered in Supply Chain Management.
•	Product Design & Lifecycle Management: The category addresses incorporation of sustainability considerations in characteristics of products and services provided or sold by the company. It includes, but is not limited to, managing the lifecycle impacts of products and services, such as those related to packaging, distribution and other environmental and social impacts they may have during their use-phase or at the end of life. The category captures a company’s ability to address customer and societal demand for more sustainable products and services as well as to meet evolving environmental and social regulation. It does not address direct environmental or social impacts of the company’s operations nor does it address health and safety risks to consumers from product use, which are covered in other categories.
•	Product Quality & Safety: The category addresses issues involving unintended characteristics of products sold or services provided that may create health or safety risks to end-users. It addresses a company’s ability to offer manufactured products and/or services that meet customer expectations with respect to their health and safety characteristics. It includes, but is not limited to, issues involving liability, management of recalls and market withdrawals, product testing, and chemicals/content/ingredient management in products.
•	Selling Practices & Product Labeling: The category addresses social issues that may arise from a failure to manage the transparency, accuracy, and comprehensibility of marketing statements, advertising, and labeling of products and services. It includes, but is not limited to, advertising standards and regulations, ethical and responsible marketing practices, misleading or deceptive labeling, as well as discriminatory or predatory selling and lending practices. This may include deceptive or aggressive selling practices in which incentive structures for employees could encourage the sale of products or services that are not in the best interest of customers or clients.
•	Supply Chain Management: The category addresses management of sustainability risks within a company’s supply chain. It addresses issues associated with environmental and social externalities created by suppliers through their operational activities. Such issues include, but are not limited to, environmental responsibility, human rights, labor practices, and ethics and corruption. Management may involve screening, selection, monitoring, and engagement with suppliers on their environmental and social impacts. The category does not address the impacts of external factors, such as climate change and other environmental and social factors, on suppliers, operations and/or on the availability and pricing of key resources, which is covered in a separate category.
•	Systemic Risk Management: The category addresses the company’s contributions to or management of systemic risks resulting from large-scale weakening or collapse of systems upon which the economy and society depend. This includes financial systems, natural resource systems, and technological systems. It addresses the mechanisms a company has in place to reduce its contributions to systemic risks and to improve safeguards that may mitigate the impacts of systemic failure. For financial institutions, the category also captures the company’s ability to absorb shocks arising from financial and economic stress and meet stricter regulatory requirements related to the complexity and interconnectedness of companies in the industry.
•	Waste & Hazardous Materials Management: The category addresses environmental issues associated with hazardous and non-hazardous waste generated by companies. It addresses a company’s management of solid wastes in manufacturing, agriculture, and other industrial processes. It covers treatment, handling, storage, disposal, and regulatory compliance. The category does not cover emissions to air or wastewater nor does it cover waste from products at the end of their lifecycle, which are addressed in separate categories.
•	Waste & Wastewater Management: The category addresses a company's water consumption, wastewater generation, and other operational impacts on water resources, which may be influenced by regional differences in the availability and quality of and competition for water resources. More specifically, it addresses management strategies including, but not limited to, water efficiency, rate of consumption, and recycling. Lastly, the category also addresses management of wastewater treatment and discharge, including groundwater and aquifer pollution.

The Sub-Adviser invests Fund assets only in securities with an Inspire Impact Score® of zero or higher and the Sub-Adviser will cause a portfolio security to be sold when the Sub-Adviser deems appropriate if a portfolio security’s Impact Score® falls below a specified level.

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Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Biblically Responsible Investment Risk. The Fund invests its assets in securities with an Inspire Impact Score® of zero or higher. As a result of its strategy, the Fund’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score®.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Active Management Risk. The Sub-Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis
(i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund and the price of its shares (“Shares”) to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).

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ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares and lead to a difference in the market price of the Shares and their underlying market value.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
o	In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
o	The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
o	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
o	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Limited History of Operations Risk. The Fund is a new ETF with a limited history of operations for investors to evaluate.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Sector Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart show performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.inspireetf.com or by calling 877.658.9473.

Best Quarter:	1st Quarter 2021	9.91%
Worst Quarter:	3rd Quarter 2021	(0.82)%

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2021)

	One Year	Since Inception (12/7/2020)
Return before taxes	16.08%	20.80%
Return after taxes on distributions	14.41%	19.15%
Return after taxes on distributions and sale of Fund shares	9.69%	15.26%
S&P MidCap 400 Index*	24.76%	26.83%
*	The S&P MidCap 400 Index® provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in an Index or benchmark.

Investment Adviser: Inspire Investing, LLC (the “Adviser”).

Investment Sub-Adviser: SevenOneSeven Capital Management, LTD. (the “Sub-Adviser”)

Portfolio Managers: Darrell Jayroe, CFA®, CKA®, CFP®, Chief Investment Officer and Portfolio Manager of the Adviser; Robert Netzly, Chief Executive Officer of the Adviser; Matthew Melott, CFP®, Portfolio Manager of the Sub-Adviser, Tim Schwarzenberger, CFA®, Portfolio Manager of the Adviser. Mr. Jayroe and Mr. Netzly have each served the Fund as a portfolio manager since December 2020, Mr. Melott has served the Fund as a portfolio manager since April 2021. Mr. Schwarzenberger has served the Fund as a portfolio manager since March 2022.

Purchase and Sale of Fund Shares: Individual Shares of the Fund may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.inspireetf.com.

Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.